                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 25, 1999


             JOHN HANCOCK REALTY INCOME FUND-III LIMITED PARTNERSHIP (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


Massachusetts                      0-18563                       04-2921566
  (STATE OF                      (COMMISSION                    (IRS EMPLOYER
ORGANIZATION)                     FILE NO.)                  IDENTIFICATION NO.)


              200 Clarendon Street
                Boston, MA  02116                            (800) 722-5457
         (ADDRESS OF PRINCIPAL EXECUTIVE                 (REGISTRANT'S TELEPHONE
          OFFICES, INCLUDING ZIP CODE)                   NUMBER, INCLUDING AREA
                                                                 CODE)


                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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             JOHN HANCOCK REALTY INCOME FUND-III LIMITED PARTNERSHIP
                      (A Massachusetts Limited Partnership)


ITEM 2 - Acquisition or Disposition of Assets

Disposition of the Allmetal Distribution Building

During June 1998, the General Partner listed the Allmetal Distribution Building for sale because of the long-term lease with the sole tenant at the property and the existing favorable conditions in the Texas real estate market. Pursuant to a Purchase and Sale Agreement dated February 5, 1999, John Hancock Realty Income Fund-III Limited Partnership (the "Partnership") sold the Allmetal Distribution Building on February 25, 1999 for a net sales price of approximately $2,080,000 to a non-affiliated buyer after deductions for commissions and selling expenses incurred in connection with the sale of the property. The sale of the property resulted in a non-recurring gain of approximately $576,000, which represents the difference between the net sales price and the property's carrying value of approximately $1,504,000.

Based upon the General Partner's analysis of comparable sales transactions and its review of the offers received during the property's marketing period, the General Partner accepted the offer from Cabot Industrial Properties, L.P. (the "Buyer") as the most favorable. There is no relationship between the Buyer and the Partnership or any associate, director or officer of the General Partner.

The sale was made pursuant to a Purchase and Sale Agreement dated February 5, 1999, which is included as Exhibit 1 of this report.

ITEM 7 - Financial Statements

(A)    Financial Statements

         Pro Forma Balance Sheet at September 30, 1998......................  3

         Pro Forma Statement of Operations for the Nine Months
              Ended September 30, 1998......................................  4

         Pro Forma Statement of Operations for the Year Ended
              December 31, 1997.............................................  5

         Notes to Pro Forma Financial Statements............................  6

(B)    Exhibits

         1.   Purchase and Sale Agreement (excluding exhibits) between
              John Hancock Realty Income Fund-III Limited Partnership and
              Cabot Industrial Properties, L.P. dated February 5, 1999......  9



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                                      -3-

             JOHN HANCOCK REALTY INCOME FUND-III LIMITED PARTNERSHIP
                      (A Massachusetts Limited Partnership)

On February 25, 1999, the Partnership sold the Allmetal Distribution Building property (the "Property") to the Buyer for a net sales price of approximately $2,080,000. The Pro Forma Balance Sheet reflects the financial position of the Partnership as if the Property had been sold on September 30, 1998. The Pro Forma Statement of Operations for the nine months ended September 30, 1998 reflects the continued operations of the Partnership as if the Property had been sold on December 31, 1997. In addition, the Pro Forma Statement of Operations for the year ended December 31, 1997 reflects the continued operations of the Partnership as if the Property had been sold on December 31, 1996.

             JOHN HANCOCK REALTY INCOME FUND-III LIMITED PARTNERSHIP
                      (A Massachusetts Limited Partnership)

                             PRO FORMA BALANCE SHEET
                               September 30, 1998
                                   (Unaudited)

                                                                  Pro Forma
                                                  Historical     Adjustment for
                                                    Summary       the Allmetal       Pro Forma
                                                  September 30,  Distribution     September 30,
                                                      1998         Building           1998
                                                      ----         --------           ----
Cash and cash equivalents                         $  3,182,199   $  2,080,039    $  5,262,238
Restricted cash                                        131,639             --         131,639
Other assets                                           268,971             --         268,971

Property held for sale                               3,293,636     (1,504,448)      1,789,188

Investment in Joint Venture                          7,206,936             --       7,206,936

Investment in property:
     Land                                            7,667,535             --       7,667,535
     Buildings and improvements                     21,960,686             --      21,960,686
                                                  ------------   ------------   ------------
                                                    29,628,221             --      29,628,221
     Less: accumulated depreciation                 (5,379,751)            --   (   5,379,751)
                                                  ------------   ------------   ------------
                                                    24,248,470             --     24,248,470

Deferred expenses, net of accumulated
     amortization of $1,623,405                        942,088             --         942,088
                                                  ------------   ------------   ------------

         Total assets                             $ 39,273,939   $    575,591    $ 39,849,530
                                                  ============   ============   ============

Liabilities:
     Accounts payable and accrued expenses        $    481,085   $         --    $    481,085
     Accounts payable to affiliates                    200,102             --         200,102
                                                  ------------   ------------   ------------
         Total liabilities                             681,187             --         681,187

Partners' equity/(deficit):
    General Partner                                (    45,422)         5,756    (     39,666)
    Limited Partners                                38,638,174        569,835      39,208,009
                                                  ------------   ------------   ------------
         Total partners' equity                     38,592,752        575,591      39,168,343
                                                  ------------   ------------   ------------

         Total liabilities and partners' equity   $ 39,273,939   $    575,591    $ 39,849,530
                                                  ============   ============   ============





                   See Notes to Pro Forma Financial Statements



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                                      -4-

             JOHN HANCOCK REALTY INCOME FUND-III LIMITED PARTNERSHIP
                      (A Massachusetts Limited Partnership)

                        PRO FORMA STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                                   (Unaudited)

                                         Historical
                                           Summary      Pro Forma       Pro Forma
                                        For the Nine   Adjustment for  For the Nine
                                        Months Ended    the Allmetal   Months Ended
                                        September 30,   Distribution   September 30,
                                            1998          Building         1998
                                            ----          --------         ----
Income:
     Rental income                       $ 2,940,826    ($  183,156)   $ 2,757,670
     Income from Joint Venture               579,420             --        579,420
     Interest income                         108,178             --        108,178
                                         -----------    -----------    -----------

         Total income                      3,628,424    (  183,156)     3,445,268

Expenses:
     Depreciation                            597,838    (    94,636)       503,202
     General and administrative              342,473             --        342,473
     Property operating expenses             187,537             --        187,537
     Amortization of deferred expenses       276,429    (     7,784)       268,645
                                         -----------    -----------    -----------

         Total expenses                    1,404,277    (   102,420)     1,301,857
                                         -----------    -----------    -----------

         Net income                      $ 2,224,147    ($   80,736)   $ 2,143,411
                                         ===========    ===========    ===========

Allocation of net income:
     General Partner                     $   151,177    ($    7,822)   $   143,355
     John Hancock Limited Partner            226,833    (    12,341)       214,492
     Investors                             1,846,137    (    60,573)     1,785,564
                                         -----------    -----------    -----------
                                         $ 2,224,147    ($   80,736)   $ 2,143,411
                                         ===========    ===========    ===========

         Net income per Unit             $      0.76    ($     0.02)   $      0.74
                                         ===========    ===========    ===========

                   See Notes to Pro Forma Financial Statements

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                                      -5-


             JOHN HANCOCK REALTY INCOME FUND-III LIMITED PARTNERSHIP
                      (A Massachusetts Limited Partnership)

                        PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997


                                         Historical           Pro Forma
                                          Summary          Adjustment for       Pro Forma
                                     For the Year Ended      the Allmetal   For the Year Ended
                                        December 31,         Distribution       December 31,
                                            1997               Building            1997
                                         (Audited)           (Unaudited)      (Unaudited)

Income:
     Rental income                       $ 3,600,452        ($  240,257)     $ 3,360,195
     Income from Joint Venture               704,292                 --          704,292
     Interest income                         142,959                 --          142,959
                                         -----------        -----------      -----------

         Total income                      4,447,703        (   240,257)       4,207,446

Expenses:
     Depreciation                            829,665        (    45,768)         783,897
     General and administrative              356,011                 --          356,011
     Property operating expenses             314,874                 --          314,874
     Amortization of deferred expenses       367,546        (     3,892)         363,654
                                         -----------        -----------      -----------


         Total expenses                    1,868,096        (    49,660)       1,818,436
                                         -----------        -----------      -----------

         Net income                      $ 2,579,607        $   190,597      $ 2,389,010
                                         ===========        ===========      ===========

Allocation of net income:
     General Partner                     $   183,175        ($    9,719)     $   163,456
     John Hancock Limited Partner            276,868        (    31,336)         245,532
     Investors                             2,119,564        (   139,543)       1,980,021
                                         -----------        -----------      -----------
                                         $ 2,579,607        ($  190,597)     $ 2,389,010
                                         ===========        ===========      ===========

         Net income per Unit             $      0.88        ($     0.06)     ($     0.82)
                                         ===========        ===========      ===========

                   See Notes to Pro Forma Financial Statements



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                                      -6-

             JOHN HANCOCK REALTY INCOME FUND-III LIMITED PARTNERSHIP
                      (A Massachusetts Limited Partnership)

                     Notes to Pro Forma Financial Statements
                                   (Unaudited)


Note 1 - Allmetal Distribution Building

On February 25, 1999, the Partnership sold the Allmetal Distribution Building property (the "Property") to the Buyer for a net sales price of approximately $2,080,000, after deductions for commissions and selling expenses incurred in connection with the sale of the property. The sale of the property resulted in a non-recurring gain of approximately $576,000 which represents the difference between the net sales price and the property's carrying value of approximately $1,504,000.

The historical financial statements are adjusted to show the effects of the sale of the Property on the Partnership's operations, assets and liabilities. The Pro Forma Balance Sheet at September 30, 1998 reflects the financial position of the Partnership as if the Property had been sold on September 30, 1998. The Pro Forma Statement of Operations for the nine months ended September 30, 1998 reflects the continued operations of the Partnership as if the Property had been sold on December 31, 1997. In addition, the Pro Forma Statement of Operations for the year ended December 31, 1997 reflects the continued operations of the Partnership as if the Property had been sold on December 31, 1996.

Note 2 - Distributions and Allocations

Distributable Cash from Operations (defined in the Partnership Agreement) is distributed 5% to the General Partner and the remaining 95% in the following order of priority: first, to the Investors until they receive a 7% non-cumulative, non-compounded annual cash return on their Invested Capital (defined in the Partnership Agreement); second, to the John Hancock Limited Partner until it receives a 7% non-cumulative, non-compounded annual cash return on its Invested Capital; and third, to the Investors and the John Hancock Limited Partner in proportion to their respective Capital Contributions (defined in the Partnership Agreement). However, any Distributable Cash from Operations which is available as a result of a reduction in working capital reserves funded by Capital Contributions of the Investors will be distributed 100% to the Investors.

Cash from Sales or Refinancings, as defined in the Partnership Agreement, is first used to pay all debts and liabilities of the Partnership then due and is then used to fund any reserves for contingent liabilities. Cash from Sales or Refinancings is then distributed as follows: first, to the Limited Partners until they receive an amount equal to their Invested Capital with the distribution being made between the Investors and the John Hancock Limited Partner in proportion to their respective Capital Contributions; second, to the Investors until they have received, after giving effect all previous distributions of Distributable Cash from Operations and any previous distributions of Cash from Sales or Financings after the return of their Invested Capital, their Cumulative Return on Investment, as defined in the Partnership Agreement; third, to the John Hancock Limited Partner until it has received, after giving effect all previous distributions of Distributable Cash from Operations and any previous distributions of Cash from Sales or Financings after the return of their Invested Capital, their Cumulative Return on Investment, its Cumulative Return on Investment; fourth, to the General Partner to pay any Subordinated Disposition Fees, as defined in the Partnership Agreement; and fifth, 99% to the Limited Partners and 1% to the General Partner, with the distribution being made between the Investors and the John Hancock Limited Partner in proportion to their respective Capital Contributions.

Cash from the Sale of the last of the Partnership's properties is distributed in the same manner as Cash from Sales or Refinancings, except that before any other distribution is made to the Partners, each Partner shall first receive from such cash, an amount equal to the then positive balance, if any, in such Partner's Capital Account after crediting or charging to such account the profits or losses for tax purposes from such sale. To the extent, if any, that a Partner is entitled to receive a distribution of cash based upon a positive balance in its capital account prior to such distribution, such distribution will be credited against the amount of such cash the Partner would have been entitled to receive based upon the manner of distribution of Cash from Sales or Refinancings, as specified in the previous paragraph.

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             JOHN HANCOCK REALTY INCOME FUND-III LIMITED PARTNERSHIP
                      (A Massachusetts Limited Partnership)

               Notes to Pro Forma Financial Statements (continued)
                                   (Unaudited)

Note 2 - Distributions and Allocations (continued)

Profits for tax purposes from the normal operations of the Partnership for each fiscal year are allocated to the Partners in the same amounts as Distributable Cash from Operations for that year. If such profits are less than Distributable Cash from Operations for any year, they are allocated in proportion to the amounts of Distributable Cash from Operations for that year. If such profits are greater than Distributable Cash from Operations for any year, they are allocated 5% to the General Partner and 95% to the John Hancock Limited Partner and the Investors, with the allocation made between the John Hancock Limited Partner and the Investors in proportion to their respective Capital Contributions. Losses for tax purposes from the normal operations of the Partnership are allocated 1% to the General Partner and 99% to the John Hancock Limited Partner and the Investors, with the allocation made between the John Hancock Limited Partner and the Investors in proportion to their respective Capital Contributions. However, all tax aspects of the Partnership's payment of the sales commissions from the Capital Contributions made by the John Hancock Limited Partner are allocated 1% to the General Partner and 99% to the John Hancock Limited Partner, and not to the Investors. Depreciation deductions are allocated 1% to the General Partner and 99% to the Investors, and not to the John Hancock Limited Partner.

Profits and Losses from Sales or Refinancings are generally allocated 99% to the Limited Partners and 1% to the General Partners. In connection with the sale of the last of the Partnership's properties, and therefore the dissolution of the Partnership, profits will be allocated to any Partners having a deficit balance in their Capital Account in an amount equal to the deficit balance. Any remaining profits will be allocated in the same order as cash from the sale would be distributed.


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             JOHN HANCOCK REALTY INCOME FUND-III LIMITED PARTNERSHIP
                      (A Massachusetts Limited Partnership)


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized, on the 19th day of March, 1999.


                                    John Hancock Realty Income Fund-III Limited
                                    Partnership

                                    By:    John Hancock Realty Equities, Inc.,
                                           General Partner



                                         By:________________________________
                                            William M. Fitzgerald, President



                                         By:________________________________
                                               Richard E. Frank, Treasurer
                                               (Chief Accounting Officer)

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